UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 13, 2005

                        Commission File number 000-30654

                            APROPOS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



                Illinois                                 36-3644751
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)


                           One Tower Lane, 28th Floor
                        Oakbrook Terrace, Illinois 60181
          (Address of principal executive offices, including zip code)

                                 (630) 472-9600
              (Registrant's telephone number, including area code)

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(d)      Election of New Director

         On January 13, 2005, Apropos Technology, Inc. (the "Company") announced the appointment of John M. Kratky III as a new director of the Company. Mr. Kratky will also serve as a member of the Company's Compensation Committee. Mr. Kratky will serve until the 2005 annual meeting of shareholders and is expected to be nominated for election as a director at that meeting.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release dated January 13, 2005.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 13, 2005.

                                     Apropos Technology, Inc.



                                     /s/ FRANCIS J. LEONARD
                                     -------------------------------------------
                                     Francis J. Leonard
                                     Chief Financial Officer and Vice President
                                     (Principal Financial Officer and Authorized
                                     Officer)



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

                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------

         99.1 Press Release dated January 13, 2005, announcing the appointment of John M. Kratky III as an additional director of the Company. Mr. Kratky will also serve as a member of the Company's Compensation Committee.



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